UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 30, 2009

VALLEY COMMERCE BANCORP

(Exact name of registrant as specified in its charter)

California	333-118883	46-1981399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Court Street Visalia, California	93291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 622-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1
Exhibit 10.2
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2009, Valley Commerce Bancorp, a bank holding company headquartered in Visalia,  California (the “Company”), entered into a  Letter Agreement, including  a  Securities  Purchase  Agreement - Standard Terms incorporated therein (collectively, the “Agreement”), with the United States Department of the Treasury (the “Treasury”) pursuant to the Troubled Asset Relief Program Capital Purchase Program (the “Capital Purchase Program”).  A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  Under the terms of the Agreement, the Company  issued to the Treasury, on January 30, 2009,  7,700 shares of senior preferred stock (Class B Preferred Stock as defined below) and a warrant (the “Warrant”) to acquire up to 385 shares of a separate series of senior preferred stock (Class C Preferred  Stock as defined below) for an aggregate purchase price of $7,700,000, pursuant to the standard Capital Purchase Program terms and conditions for  non-public companies as described and set forth in the Agreement and the Warrant.  Pursuant to the terms of the Warrant, the Treasury exercised the Warrant on January 30, 2009.  A copy of the Warrant is attached hereto as Exhibit 4.4 and is incorporated herein by reference.  The senior preferred stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The  Agreement contains limitations on certain actions of the Company, including, but not limited to,   payment of dividends, redemptions and acquisitions of Company equity securities, and compensation of senior executive officers.

The foregoing discussion is a summary of material terms and is qualified in its entirety by the complete  provisions of the Agreement and the other transaction documents.  Please refer to the documents incorporated herein by reference for the complete terms and provisions of the transaction documents, including limitations on certain actions of the Company.

The Company issued a press release on  January 30, 2009 regarding its entry into the Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2009, the Company filed with the California Secretary of State Certificates of Determination establishing the designation, powers, preferences and rights of the respective Series B and Series C Preferred Shares. The Certificates of Determination were effective immediately upon filing.  Copies of the Certificates of Determination are included as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary of certain provisions of this document is qualified in its entirety by reference thereto.

As a condition of the purchase of the Preferred Shares by the Treasury, the Company was required to amend its bylaws to provide for the election of two directors by the Treasury in the event of certain default of dividend payments on such preferred shares.  The amended Section 2.2 of the bylaws is included as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On January 30, 2009, Valley Commerce Bancorp issued a press release announcing the closing of the transaction described under “Item 1.01 Entry into a Material Definitive Agreement”. The press release is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are furnished as part of this Current Report on Form 8-K.

4.1	Certificates of Determination of Fixed Rate Cumulative Perpetual Preferred Stock, Series B and C

4.2	Series B and C Preferred Stock Certificates

4.3	Warrant to purchase shares of Preferred Stock of Valley Commerce Bancorp

4.4	Side Letter Agreement between Valley Commerce Bancorp and United States Department of Treasury regarding authorized number of directors and amended Section 2.2 of Valley Commerce Bancorp by-laws

10.1
Letter Agreement, dated January 30, 2009 by and between Valley Commerce Bancorp, Inc. and the United States Department of the Treasury and Securities Purchase Agreement — Standard Terms attached thereto

10.2	Form of Waiver for Senior Executive Officers

99.1	January 30, 2009 Press Release of Valley Commerce Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valley Commerce Bancorp

Dated: February 5, 2009	By:	/s/Roy O. Estridge
Roy O. Estridge
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

4.1	Certificates of Determination of Fixed Rate Cumulative Perpetual Preferred Stock, Series B and C

4.2	Series B and C Preferred Stock Certificates

4.3	Warrant to purchase shares of Preferred Stock of Valley Commerce Bancorp

4.4	Side Letter Agreement between Valley Commerce Bancorp and United States Department of Treasury regarding authorized number of directors and amended Section 2.2 of Valley Commerce Bancorp by-laws

10.1
Letter Agreement, dated January 30, 2009 by and between Valley Commerce Bancorp, Inc. and the United States Department of the Treasury and Securities Purchase Agreement — Standard Terms attached thereto

10.2	Form of Waiver for Senior Executive Officers

99.1	January 30, 2009 Press Release of Valley Commerce Bancorp